SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]        Preliminary Proxy Statement

[  ]        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]        Definitive Proxy Statement

[X]         Definitive Additional Materials

[  ]        Soliciting Material Pursuant to Section 240.14a-12

                             PIMCO EQUITY SERIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]         No fee required.

[  ]        Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[  ]        Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

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Key Points and Background Information:

On February 8th, 2021, PIMCO Equity Series (“PES”) filed with the Securities and Exchange Commission (the “SEC”) and began mailing to their shareholders a definitive proxy statement relating to approval of replacement contracts for Parametric Portfolio Associates LLC (“Parametric”) to continue to serve as sub-adviser and portfolio implementer. Shareholder approval will be sought at a meeting scheduled for Friday, March 26, 2021. A list of impacted funds and identifiers can be found in Appendix A at the end of this document.

This Q&A is intended to be used when answering client questions and should not be used to solicit proxies/votes. Clients may hear about the filing and ask for more information. You may direct clients to the proxy statement at https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf. You must not send copies of any of these documents, or any other documents, to callers. However, you may provide a caller with the link to the proxy statement, if requested, with no other commentary in the email.

You should not make efforts to solicit votes. If a client wishes to vote his or her proxy or would like additional information regarding a fund, please ask him or her to contact AST Fund Solutions, LLC at 888.548.6498 Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

You must not make any statements that are inconsistent with the proxy statements or otherwise misleading. You must not provide anyone with any written materials (including emails) regarding the proposals in the proxy statements unless those materials have been cleared for use by Legal & Compliance.

If you have any questions or concerns, please contact:

Legal:	Funds Business Group:
Steve Forster	Colleen McLaughlin
Stephen.Forster@pimco.com	colleen.mclaughlin@pimco.com
212.776.1653	212.597.1172

The following is a Q&A that may be used to help you answer client inquiries about the proposals for which the Funds are seeking shareholder approval.

Q&A:

1.	What is happening?

Parametric serves as sub-adviser to the RAFI ETFs and portfolio implementer to the RAE Funds and equity portion of the PIMCO Dividend and Income Fund’s portfolio – please see Appendix A for a complete list of funds and identifiers. Parametric is an indirect wholly-owned subsidiary of Eaton Vance Corp. (“EVC”). A transaction involving EVC is expected to trigger automatic termination of Parametric’s sub-advisory and portfolio implementation agreements involving the Funds. The Meeting is being called to seek shareholder approval of replacement contracts the terms of which are materially identical to the terms of the corresponding current agreements.

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2.	Will this have any impact on fees or how the Funds are managed?

No, there will be no changes to Fund’s fees, and services to be provided by Parametric to the Fund will remain the same under the new agreements. In addition, there will be no changes to the portfolio managers, investment objectives or investment strategies of the Fund.

3.	How does the Board recommend a shareholder vote?

The Board recommends that shareholders vote FOR the proposal.

4.	What funds are included in this proxy?

Please see Appendix A for a complete list of funds and identifiers.

5.	What will shareholders receive in the mail?

Proxy materials, including the proxy statement and proxy card, were sent to shareholders of record as of February 1, 2021. In addition, shareholders may receive reminder mailings after the initial proxy statement has been sent.

6.	Will shareholders be called?

Yes, phone solicitation may occur. As we get closer to the meeting date on March 26, 2021, phone solicitation may increase to ensure quorum is met.

Please note: if requested, end shareholders can be added to a “Do Not Call” list with the proxy solicitor. If you receive a call from a concerned share holder and/or financial advisor, please request the underlying shareholder information and send the request to FundOperations@pimco.com. The proxy solicitor only has underlying shareholder information, not the corresponding financial advisor information.

7.	How do shareholders vote their shares?

Shareholders can refer to the voting instructions included in their proxy statement and proxy card. They can reach the proxy solicitor at 888.548.6498 Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

8.	How can I find the proxy statement on the SEC’s website?

Go to www.sec.gov and click Company Filings below the search bar in the upper right hand corner of the page, then type “PIMCO Equity Series “and click Search. Look for a Filing DEF 14A.

9.	Can I find the proxy statement on any other websites?

The proxy statements can be found here: https://vote.proxyonline.com/PIMCOFunds/docs/PES_Proxy.pdf

The proxy statements are also available on our website, pimco.com, under the individual fund pages.

10.	Why should shareholders vote?

The proposal has been carefully reviewed by the Board of Trustees. The Trustees are responsible for protecting the interests of shareholders. The Trustees believe that the proposal is in the best interests of shareholders.

pimco.com	PIMCO Equity Series	INTERNAL AND SS&C USE ONLY

11.	When and where will the meeting take pace?

The meeting will be held at PIMCO, 650 Newport Center Drive, Newport Beach, California 92660 on March 26, 2021 at 9:00 a.m., Pacific Time.

This communication is for internal use only to keep employees educated and informed. It is not a script, and should not be distributed or communicated in whole or in part to anyone outside the firm. This information is neither investment advice nor a recommendation of the products or services discussed. All investments involve risk, including loss of principal. Targets, if any, are inherently limited and not a prediction of future performance.

pimco.com	PIMCO Equity Series	INTERNAL AND SS&C USE ONLY

APPENDIX A

Trust	Fund Name	Class	CUSIP	Ticker	DST Fund Number

PES	PIMCO Dividend and Income Fund	INST	72201T672	PQIIX	4121

PES	PIMCO Dividend and Income Fund	I-2	72201T714	PQIPX	4121

PES	PIMCO Dividend and Income Fund	A	72201T748	PQIZX	4121

PES	PIMCO Dividend and Income Fund	C	72201T730	PQICX	4121

PES	PIMCO RAE US Fund	A	72202L496	PKAAX	15661

PES	PIMCO RAE US Fund	INST	72202L462	PKAIX	15661

PES	PIMCO RAE US Fund	I-2	72202L470	PKAPX	15661

PES	PIMCO RAE Global Fund	A	72202L637	PFQAX	15664

PES	PIMCO RAE Global Fund	INST	72202L595	PFQIX	15664

PES	PIMCO RAE Global Fund	I-2	72202L611	PFQPX	15664

PES	PIMCO RAE US Small Fund	A	72202L454	PMJAX	15666

PES	PIMCO RAE US Small Fund	INST	72202L421	PMJIX	15666

PES	PIMCO RAE US Small Fund	I-2	72202L439	PMJPX	15666

PES	PIMCO RAE Emerging Markets Fund	A	72202L678	PEAFX	15662

PES	PIMCO RAE Emerging Markets Fund	INST	72202L645	PEIFX	15662

PES	PIMCO RAE Emerging Markets Fund	I-2	72202L652	PEPFX	15662

PES	PIMCO RAE International Fund	A	72202L546	PPYAX	15663

PES	PIMCO RAE International Fund	INST	72202L512	PPYIX	15663

PES	PIMCO RAE International Fund	I-2	72202L520	PPYPX	15663

PES	PIMCO RAE Global ex-US Fund	A	72202L587	PZRAX	15665

PES	PIMCO RAE Global ex-US Fund	INST	72202L553	PZRIX	15665

PES	PIMCO RAE Global ex-US Fund	I-2	72202L561	PZRPX	15665

PES(ETF)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	USETF	72202L389	MFEM	15672

PES(ETF)	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	USETF	72202L371	MFDX	15673

PES(ETF)	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	USETF	72202L363	MFUS	15671

PES(ETF)	PIMCO RAFI ESG U.S. ETF	USETF	72201T342	RAFE	15670

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